                                                                  EXHIBIT 10.7.5

                      FOURTH AMENDMENT TO GUARANTY OF LEASE

      This Fourth Amendment to Guaranty of Lease (this "Guaranty Amendment"), dated as of March 30, 2004, is made by and between Brookdale Living Communities, Inc., a Delaware corporation (together with any entity succeeding thereto by consolidation, merger or acquisition of its assets substantially as an entirety, "Guarantor"), Ventas Realty, Limited Partnership, a Delaware limited partnership ("Initial Beneficiary"), Ventas Kansas City I, LLC, a Delaware limited liability company ("VKC"), Ventas Belleville, LLC ("VB") and Ventas Springfield/Findlay, LLC ("VSF" and, together with Initial Beneficiary, VKC and VB, "Third Amendment Beneficiaries").

      Guarantor executed that certain Guaranty of Lease in favor of Initial Beneficiary dated as of January 28, 2004 (the "Original Guaranty"), as amended by that certain First Amendment to Guaranty dated as of February 20, 2004 between Guarantor and Initial Beneficiary (the "First Amendment"), that certain Second Amendment to Guaranty dated as of February 26, 2004 between Guarantor and Initial Beneficiary (the "Second Amendment") and that certain Third Amendment to Guaranty dated as of March 10, 2004 between Guarantor, Initial Beneficiary and VKC (the "Third Amendment" and, together with the Original Guaranty, the First Amendment and the Second Amendment, the "Guaranty"). Initial Beneficiary and a certain affiliate of Initial Beneficiary (each a "Landlord" and, collectively, "Landlords") are simultaneously herewith acquiring a fee simple interest in the parcels of land described on Exhibit A, attached hereto and made a part hereof, and the improvements located on said land (each a "New Property" and, collectively, the "New Properties") and leasing the New Properties to the entities identified as Tenant on Schedule C, attached hereto and made a part hereof (each a "New Tenant" and, collectively, the "New Tenants"), pursuant to those certain leases identified on Schedule C attached hereto and made a part hereof (each a "New Lease" and, collectively, the "New Leases"). Initially capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Guaranty. Landlords are unwilling to acquire the New Properties or enter into the New Leases unless Guarantor enters into this Guaranty Amendment. Guarantor directly or indirectly owns all the stock, partnership interests or membership interests, as the case may be, of each New Tenant. The acquisition by Landlords of the New Properties and the lease of the New Properties to New Tenants is of direct benefit to Guarantor. This Guaranty Amendment reasonably may be expected to benefit, directly or indirectly, Guarantor.

      NOW, THEREFORE, in consideration of $10 and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor, intending to be legally bound, covenants and agrees with Third Amendment Beneficiaries as follows:

            1. Certain Amendments. Exhibit A to the Guaranty is hereby amended to include each of the New Properties identified on Exhibit A attached hereto. Schedule B to the Guaranty is hereby deleted in its entirety and replaced with Schedule B attached hereto. From and after the date hereof, the Guaranty is (a) for the benefit of all of the Landlords identified on Schedule B to the Guaranty, as amended hereby, and Ventas, Inc., a Delaware corporation (only to the extent Ventas, Inc. is liable pursuant to any guaranty made by Ventas, Inc. in connection with a mortgage loan related to any Property assumed by a Landlord in connection with the acquisition of such Property) and (b) applicable to (i) all of the Properties identified on Exhibit A to the Guaranty, as amended hereby, and (ii) all of the Tenants and Leases identified on Schedule B to the Guaranty, as amended hereby.

            2. Full Force and Effect. All other terms, conditions and covenants contained in the Guaranty remain unchanged and in full force and effect. Guarantor confirms and ratifies the terms and provisions of the Guaranty and agrees that the Guaranty remains in full force and effect as of the date hereof, and nothing contained in this Guaranty Amendment shall be construed to impair, limit or reduce the security, rights or powers that Third Amendment Beneficiaries or any other Landlord, or any of their successors, may have under the Guaranty. Guarantor further reaffirms and ratifies its obligations to be bound by and perform all of the terms of the Guaranty and any other agreements to which it and any Landlord is a party.

            3. Governing Law; Jurisdiction. This Guaranty Amendment shall be governed by and construed in accordance with the laws of the State of Illinois, other than its doctrine regarding conflicts of laws. Guarantor irrevocably submits to the personal jurisdiction of any federal or state court sitting in the State of Illinois with respect to any matter arising under this Guaranty Amendment. Guarantor consents to jurisdiction of the courts of the State of Illinois and of the Federal courts sitting in the State of Illinois, and consents to venue in the State of Illinois, and Guarantor waives any right to stay, remove, or otherwise directly or indirectly interfere with such action based on such jurisdiction.

            4. Amendments; Successors. Neither this Guaranty Amendment nor the Guaranty may be modified or amended except by a written agreement duly executed by Guarantor, Landlords, VKC, VB and VSF. This Guaranty Amendment shall be binding upon the Guarantor and shall inure to the benefit of Landlords and their successors and assigns as permitted under the Guaranty, including, without limitation, any mortgagee of Landlord's interest in any Property. In the event any one or more of the provisions contained in this Guaranty Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty Amendment, but this Guaranty Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. As used herein the term "New Tenant" and the term "New Tenants" includes their successors and assigns with respect to the New Leases.

            5. Counterparts. This Guaranty Amendment may be executed in two or more counterparts, including via facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, Guarantor has caused this Guaranty Amendment to be executed and its corporate seals to be hereunto affixed and attested by its officers thereunto duly authorized.

                                     BROOKDALE LIVING COMMUNITIES, INC., a
                                     Delaware corporation

                                     By: /s/ R. Stanley Young
                                         ------------------------------------
                                         Name: R. Stanley Young
                                         Title: Executive Vice-President, Chief
                                         Financial Officer and Treasurer

                                   VENTAS REALTY, LIMITED PARTNERSHIP,
                                   a Delaware limited partnership

                                   By: Ventas, Inc., a Delaware corporation,
                                       its sole general partner

                                   By: /s/ T. Richard Riney
                                       -------------------------------------
                                       T. Richard Riney
                                       Executive Vice President/General Counsel

                                     VENTAS KANSAS CITY I, LLC,
                                     a Delaware limited liability company

                                     By: /s/ T. Richard Riney
                                         ------------------------------------
                                         T. Richard Riney
                                         Vice President

                                     VENTAS BELLEVILLE, LLC,
                                     a Delaware limited liability company

                                     By: /s/ T. Richard Riney
                                         ------------------------------------
                                         T. Richard Riney
                                         Vice President

                                     VENTAS SPRINGFIELD/FINDLAY, LLC,
                                     a Delaware limited liability company

                                     By: /s/ T. Richard Riney
                                         ------------------------------------
                                         T. Richard Riney
                                         Vice President

                                    EXHIBIT A

                      LEGAL DESCRIPTION (FARMINGTON HILLS)

Land situated in the City of Farmington Hills, County of Oakland, State of Michigan, described as:

PARCEL A:

Part of the East 1/2 of Southwest 1/4 of Section 20, Town 1 North, Range 9 East, described as: beginning at Southwest corner of said Lot 2 of the vacated plat of INDEPENDENCE OFFICE CENTER SUBDIVISION, according to the plat thereof, as recorded in Liber 173, Pages 33 and 34 of Plats, Oakland County Records; thence South 02 degrees 16 minutes 02 seconds West, 30.00 feet; thence North 87 degrees 59 minutes 26 seconds East, 285.73 feet; thence North 02 degrees 17 minutes 14 seconds West, 30.00 feet to Southeast corner of said Lot 2; thence South 87 degrees 59 minutes 26 seconds West, 285.62 feet to the Point of Beginning.

PARCEL B:

Part of the East 1/2 of Southwest 1/4 of Section 20, Town 1 North, Range 9 East, described as: beginning at Southeast corner of said Lot 9; thence South 02 degrees 16 minutes 02 seconds East, 30.00 feet; thence South 87 degrees 59 minutes 26 seconds West, 281.60 feet; thence North 02 degrees 17 minutes 14 seconds West, 30.00 feet to the Southwest corner of said Lot 9 of the vacated plat of INDEPENDENCE OFFICE CENTER SUBDIVISION; thence North 87 degrees 59 minutes 26 seconds East, 281.71 feet to the Point of Beginning.

PARCEL C:

Part of the Southwest 1/4 of Section 20, Town 1 North, Range 9 East, City of Farmington Hills, Oakland County, Michigan, being described as: Commencing at the South 1/4 post of Section 20; thence North 02 degrees 16 minutes 02 seconds West, 50.00 feet (recorded as North 00 degrees 15 minutes 28 seconds West) along the North and South 1/4 line to the North right of way line of Grand River Avenue (100.00 feet wide); thence South 87 degrees 59 minutes 26 seconds West,
551.60 feet (due West record) along the North right of way line of Grand River Avenue to the East line of vacated Independence Office Drive and the Point of Beginning; thence along the following 8 courses around the boundary of the vacated plat of INDEPENDENCE OFFICE CENTER SUBDIVISION, as vacated in Liber 10167 of Plats, Page 282, Oakland County Records, North 02 degrees 17 minutes 14 seconds West, 360.00 feet; thence North 87 degrees 59 minutes 26 seconds East,
281.60 feet (281.71 feet record); thence North 02 degrees 17 minutes 14 seconds West, 620.00 feet (North 02 degrees 16 minutes 02 seconds West record); thence South 87 degrees 59 minutes 26 seconds West, 632.33 feet; thence South 02 degrees 17 minutes 14 seconds East, 620.00 feet (South 02 degrees 16 minutes 02 seconds East record); thence North 87 degrees 59 minutes 26 seconds East, 285.73 feet (285.62 feet record); thence South 02 degrees 17 minutes 14 seconds East,
360.00 feet to the North right of Way line of Grand River Avenue; thence North 87 degrees 59 minutes 26 seconds East, 65.00 feet along the North line of Grand River Avenue to the Point of Beginning.

Together with the rights and easements as set forth in a certain Reciprocal Easement Agreement dated October 26, 1983 and recorded in Liber 8506, Page 502, Oakland County Records.

Together with the rights and easements as set forth in a certain Declaration of Easements, Covenants, Conditions and Restrictions for Independence Green Community dated August 27, 1982 and recorded in Liber 8238, Page 257, Oakland County Records.

PARCELS A, B & C COMBINED PARCELS, described as:

Part of the S.W. 1/4 of Section 20, T. 1 N., R. 9 E., City of Farmington Hills, Oakland County, Michigan described as beginning at a point on the North line of 100 ft. wide Grand River Avenue, said point located N. 02degrees 16'02" W. along the N. & S. 1/4 line of said Section 20 a distance of 50.00 ft. and S. 87degrees 59'26" W. along said north line 551.60 ft. from the S. 1/4 corner of said
Section 20 to the point of beginning, thence N. 02degrees 17' 14" W. 330.00 ft., thence N. 87degrees 59'26" E. 281.60 ft., thence N. 02degrees 17'14" W. (N. 02degrees 16'02" W. Rec.) 650.00 ft., thence S. 87degrees 59'26" W. 632.33 ft., thence S. 02degrees 17'14" E. (S. 02degrees 16'02" E. Rec.) 650.00 ft., thence
N. 87degrees 59'26" E. 285.73 ft., thence S. 02degrees 17'14" E. 330.00 ft., thence N. 87degrees 59'26" E. along said north line 65.00 ft. to the Point of Beginning.

Tax Parcel Identification Number: 23-20-300-031

Address: 36550 Grand River Avenue, Farmington Hills, Michigan

                          LEGAL DESCRIPTION (LAS VEGAS)

      That portion of the Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) of Section 14, Township 21 South, Range 60 East, M.D.B. & M., more particularly described as follows:

      Lot Two (2) of Parcel Map File 50, page 26, recorded July 30, 1986, in Clark County Records, Nevada, being the same tract described as follows:

      COMMENCING at the Southeast corner of the Southwest Quarter (SW1/4) of said Section 14;

      THENCE South 89degrees 43'30" West along the South line thereof a distance of 667.31 feet;

      THENCE North 00degrees 26'50" West a distance of 245.00 feet to the TRUE POINT OF BEGINNING;

      THENCE South 89degrees 43'50" West a distance of 282.00 feet;

      THENCE South 00degrees 26'50" East a distance of 164.00 feet to a point on the Northerly right of way line of Flamingo Road;

      THENCE South 89degrees 43'30" West along said Northerly right of way line a distance of 71.31 feet;

      THENCE North 00degrees 26'50" West a distance of 164.00 feet;

      THENCE South 89degrees 43'30" West a distance of 283.99 feet to a point on the Easterly right of way line of Redwood Street (60.00 feet wide);

      THENCE North 00degrees 26'43" West along said Easterly right of way line a distance of 432.84 feet;

      THENCE North 89degrees 53'36" East a distance of 607.30 feet to a point on the Westerly right of way line of Sorrel Street (60.00 feet wide);

      THENCE South 00degrees 26'50" East along said Westerly right of way line a distance of 0.36 feet to a point on a tangent curve concave to the Northeast having a radius of 60.00 feet;

      THENCE Southeasterly along the arc of said curve through a central angle of 60degrees 00'02" an arc length of 62.83 feet;

      THENCE South 00degrees 26'50" East a distance of 372.82 feet to the TRUE POINT OF BEGINNING.

(As previously contained in document recorded October 12, 1994 in Book 941012 as Document No. 00539.)

                           LEGAL DESCRIPTION (LUBBOCK)

Lot 2, Block 8, of Furr-Wolf, an Addition to the City of Lubbock, Lubbock County, Texas, according to the map, plat and/or dedication deed thereof recorded in Volume 1888, Page 15, of the Deed Records of Lubbock County, Texas.

                        LEGAL DESCRIPTION (OVERLAND PARK)

TRACT 1:

      All of LOT 1, THE COUNTRY CLUB, a subdivision in the City of Overland Park, Johnson County, Kansas, according to the recorded plat thereof filed in Plat Book 67 at Page 8, except that part described as follows:

      A tract of land in the Northeast One-Quarter of Section 20, Township 13 South, Range 25 East also being part of Lot 1 as platted in the Country Club, a subdivision of land in the City of Overland Park, Johnson County, Kansas and being more particularly described as follows:

      Beginning at the Southwest corner of said Lot 1; thence North 87 degrees 56 minutes 43 seconds East along the South line of said Lot 1 a distance of
543.36 feet to a point; thence North 12 degrees 03 minutes 17 seconds West a distance of 405.60 feet to a point; thence South 77 degrees 56 minutes 43 seconds West a distance of 405.55 feet to a point in the West line of said Lot 1; thence South 11 degrees 01 minutes 24 seconds West along the West line of said Lot 1 a distance of 273.53 feet to a point of curvature; thence along a curve to the left having a radius of 720.00 feet, a central angle of 05 degrees 04 minutes 01 seconds and a length of 63.67 feet to the point of beginning.

      The land conveyed herein being ALSO DESCRIBED as follows:

      A tract of land in the Northeast One-Quarter of Section 20, Township 13 South, Range 25 East also being part of Lot 1 as platted in THE COUNTRY CLUB, a subdivision of land in the City of Overland Park, Johnson County, Kansas, according to the recorded plat thereof filed in Plat Book 67 at Page 8, and being more particularly described as follows: Commencing at the Southwest corner of said Lot 1; thence North 87 degrees 56 minutes 43 seconds East along the South line of said Lot 1, a distance of 543.36 feet to the point of beginning; thence continuing North 87 degrees 56 minutes 43 seconds East along the South line of said Lot 1, a distance of 825.22 feet to a point, said point being the Southeast corner of Lot 1; thence North 01 degree 54 minutes 45 seconds West along the East line of said Lot 1, a distance of 800.00 feet to a point, said point being the Northeast corner of said Lot 1; thence South 87 degrees 56 minutes 43 seconds West along the North line of said Lot 1, a distance of 1237.84 feet to a point, said point being the Northwest corner of said Lot 1; thence South 01 degree 54 minutes 57 seconds East along the West line of said Lot 1, a distance of 86.36 feet to a point of curvature; thence Southwesterly on a curve to the right along the West line of said Lot 1, having a radius of 1165.00 feet, a central angle of 12 degrees 56 minutes 21 seconds and a length of 263.09 feet to a point; thence South 11 degree 01 minutes 24 seconds West along the West line of said Lot 1, a distance of 127.13 feet to a point; thence North 77 degrees 56 minutes 43 seconds East, a distance of 405.55 feet to a point; thence South 12 degrees 03 minutes 17 seconds East, a distance of 405.60 feet to the point of beginning.

TRACT 2:

      Perpetual non-exclusive easement for access and right-of-way reserved by Grand Court-Overland Park Associates, a Kansas General Partnership, in the Deed recorded July 14, 1998, as Document No. 2857493 in Book 5769 at Page 107, across and over land described as follows:

      The South 55.00 feet and the East 40.00 feet of the South 90.00 feet of the following described tract: A tract of land in the Northeast and Northwest One-Quarter of Section 20, Township 13 South, Range 25 East also being part of Lot 1 as platted in THE COUNTRY CLUB, a subdivision of land in the City of Overland Park, Johnson County, Kansas, according to the recorded plat thereof filed in Plat Book 67 at Page 8, and being more particularly described as follows: Beginning at the Southwest corner of said Lot 1; thence North 87 degrees 56 minutes 43 seconds East along the South line of said Lot 1, a distance of 543.36 feet to a point; thence North 12 degrees 03 minutes 17 seconds West, a distance of 405.60 feet to a point; thence South 77 degrees 56 minutes 43 seconds West, a distance of 405.55 feet to a point in the West line of said Lot 1; thence South 11 degrees 01 minutes 24 seconds West along the West line of said Lot 1, a distance of 273.53 feet to a point of curvature; thence along a curve to the left having a radius of 720.00 feet, a central angle of 05 degrees 04 minutes 01 seconds, a chord bearing of South 08 degrees 29 minutes 24 seconds West and a length of 63.67 feet to a point, said point being the point of beginning.

TRACT 3:

      Perpetual non-exclusive easement for access and right-of-way reserved by Grand Court-Overland Park Associates, a Kansas General Partnership, in the Deed recorded July 14, 1998, as Document No. 2857493 in Book 5769 at Page 107, across and over land described as follows:

      A tract of land in the Northeast One-Quarter of Section 20, Township 13 South, Range 25 East also being part of Lot 1 as platted in THE COUNTRY CLUB, a subdivision of land in the City of Overland Park, Johnson County, Kansas, according to the recorded plat thereof filed in Plat Book 67 at Page 8, and being more particularly described as follows: Commencing at the Southwest corner of said Lot 1; thence North 87 degrees 56 minutes 43 seconds East along the South line of said Lot 1, a distance of 543.36 feet to the point of beginning of a 30 foot wide access easement the centerline described as follows: North 12 degrees 03 minutes 17 seconds West, a distance of 405.60 feet to a point; thence South 77 degrees 56 minutes 43 seconds West, a distance of 330.00 feet to a point of terminus.

                                   SCHEDULE B

        PROPERTY                         LANDLORD                        TENANT                    LEASE DOCUMENT
------------------------        ---------------------------       ---------------------       -------------------------
Grand Court Adrian,             Ventas Realty, Limited            BLC Adrian-GC, LLC          Master Lease Agreement
Adrian, Michigan                Partnership                                                   by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; BLC Lubbock-
                                                                                              GC, L.P.; BLC Overland
                                                                                              Park-GC, LLC; and BLC
                                                                                              Tavares-GC, LLC

Grand Court Albuquerque,        Ventas Realty, Limited            BLC Albuquerque-GC,         Master Lease Agreement
Albuquerque, New Mexico         Partnership                       LLC                         by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; BLC Lubbock-
                                                                                              GC, L.P.; BLC Overland
                                                                                              Park-GC, LLC; and BLC
                                                                                              Tavares-GC, LLC

Grand Court Belleville,         Ventas Belleville, LLC            BLC Belleville-GC,          Lease Agreement by
Belleville, Illinois                                              LLC                         Ventas Belleville, LLC
                                                                                              and BLC Belleville-GC,
                                                                                              LLC

Grand Court Bristol,            Ventas Realty, Limited            BLC Bristol-GC, LLC         Master Lease Agreement
Bristol, Virginia               Partnership                                                   by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; BLC Lubbock-
                                                                                              GC, L.P.; BLC Overland
                                                                                              Park-GC, LLC; and BLC
                                                                                              Tavares-GC, LLC

        PROPERTY                         LANDLORD                        TENANT                    LEASE DOCUMENT
------------------------        ---------------------------       ---------------------       -------------------------
Grand Court Dayton,             Ventas Realty, Limited            BLC Dayton-GC, LLC          Master Lease Agreement
Dayton, Ohio                    Partnership                                                   by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; BLC Lubbock-
                                                                                              GC, L.P.; BLC Overland
                                                                                              Park-GC, LLC; and BLC
                                                                                              Tavares-GC, LLC

Grand Court Farmington          Ventas Farmington Hills, LLC      BLC Farmington Hills-       Lease Agreement by
Hills                                                             GC, LLC                     Ventas Farmington Hills,
Farmington Hills,                                                                             LLC and BLC
Michigan                                                                                      Farmington Hills-GC,
                                                                                              LLC

Grand Court Findlay             Ventas Springfield/Findlay,       BLC Findlay-GC, LLC         Master Lease Agreement
Findlay, Ohio                   LLC                                                           by Ventas
                                                                                              Springfield/Findlay, LLC
                                                                                              and BLC Findlay-GC,
                                                                                              LLC and BLC
                                                                                              Springfield-GC, LLC

Grand Court Fort Myers,         Ventas Realty, Limited            BLC Fort Myers-GC,          Master Lease Agreement
Fort Myers, Florida             Partnership                       LLC                         by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; BLC Lubbock-
                                                                                              GC, L.P.; BLC Overland
                                                                                              Park-GC, LLC; and BLC
                                                                                              Tavares-GC, LLC

Grand Court Kansas City         Ventas Kansas City I, LLC         BLC Kansas City-GC,         Lease Agreement by
I, LLC                                                            LLC                         Ventas Kansas City I,
                                                                                              LLC and BLC Kansas
                                                                                              City-GC, LLC

        PROPERTY                         LANDLORD                        TENANT                    LEASE DOCUMENT
------------------------        ---------------------------       ---------------------       -------------------------
Grand Court Las Vegas,          Ventas Realty Limited             BLC Las Vegas-GC,           Master Lease Agreement
Las Vegas, Nevada               Partnership                       LLC                         by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; BLC Lubbock-
                                                                                              GC, L.P.; BLC Overland
                                                                                              Park-GC, LLC; and BLC
                                                                                              Tavares-GC, LLC

Grand Court Lubbock             Ventas Realty, Limited            BLC Lubbock-GC, L.P.        Master Lease Agreement
Lubbock, Texas                  Partnership                                                   by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; BLC Lubbock-
                                                                                              GC, L.P.; BLC Overland
                                                                                              Park-GC, LLC; and BLC
                                                                                              Tavares-GC, LLC

Grand Court Overland Park       Ventas Realty, Limited            BLC Overland Park-GC,       Master Lease Agreement
Overland Park, Kansas           Partnership                       LLC                         by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; BLC Lubbock-
                                                                                              GC, L.P.; BLC Overland
                                                                                              Park-GC, LLC; and BLC
                                                                                              Tavares-GC, LLC

Grand Court Springfield         Ventas Springfield/Findlay,       BLC Springfield-GC,         Master Lease Agreement
Springfield, Ohio               LLC                               LLC                         by Ventas
                                                                                              Springfield/Findlay, LLC
                                                                                              and BLC Findlay-GC,
                                                                                              LLC and BLC
                                                                                              Springfield-GC, LLC

        PROPERTY                         LANDLORD                        TENANT                    LEASE DOCUMENT
------------------------        ---------------------------       ---------------------       -------------------------
Grand Court Tavares,            Ventas Realty, Limited            BLC Tavares-GC, LLC         Master Lease Agreement
Tavares, Florida                Partnership                                                   by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; BLC Lubbock-
                                                                                              GC, L.P.; BLC Overland
                                                                                              Park-GC, LLC; and BLC
                                                                                              Tavares-GC, LLC

                                   SCHEDULE C

        PROPERTY                         LANDLORD                        TENANT                    LEASE DOCUMENT
------------------------        ---------------------------       ---------------------       -------------------------
Grand Court Farmington          Ventas Farmington Hills,          BLC Farmington Hills-       Lease Agreement by
Hills                           LLC                               GC, LLC                     Ventas Farmington Hills,
Farmington Hills,                                                                             LLC and BLC Farmington
Michigan                                                                                      Hills-GC, LLC

Grand Court Las Vegas,          Ventas Realty, Limited            BLC Las Vegas-GC, LLC       Master Lease Agreement
Las Vegas, Nevada               Partnership                                                   by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-GC,
                                                                                              LLC; BLC Lubbock-GC,
                                                                                              L.P.; BLC Overland Park-
                                                                                              GC, LLC; and BLC
                                                                                              Tavares-GC, LLC

Grand Court Lubbock             Ventas Realty, Limited            BLC Lubbock-GC, L.P.        Master Lease Agreement
Lubbock, Texas                  Partnership                                                   by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-GC,
                                                                                              LLC; BLC Lubbock-GC,
                                                                                              L.P.; BLC Overland Park-
                                                                                              GC, LLC; and BLC
                                                                                              Tavares-GC, LLC

Grand Court Overland            Ventas Realty, Limited            BLC Overland Park-GC,       Master Lease Agreement
Park                            Partnership                       LLC                         by Ventas Realty, Limited
Overland Park, Kansas                                                                         Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-GC,
                                                                                              LLC; BLC Lubbock-GC,
                                                                                              L.P.; BLC Overland Park-
                                                                                              GC, LLC; and BLC
                                                                                              Tavares-GC, LLC